Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Second Quarter 2026 Results

Singapore – May 6, 2026 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its second fiscal quarter ended April 4, 2026. The Company reported second quarter net revenue of $242.6 million, net income of $35.1 million, representing EPS of $0.66 per fully diluted share, and non-GAAP net income of $42.1 million, representing non-GAAP EPS of $0.79 per fully diluted share.

Quarterly Results
	Fiscal Q2 2026	Fiscal Q2 2025	Fiscal Q1 2026
Net Revenue (in thousands)	$242,621	$161,986	$199,625
GAAP EPS – Diluted	$0.66	$(1.59)	$0.32
Non GAAP EPS - Diluted	$0.79	$(0.52)	$0.44
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.
Lester Wong, Kulicke & Soffa’s Interim Chief Executive Officer and Chief Financial Officer, stated, “Demand is stronger than anticipated due to both technology and capacity needs across general semiconductor, memory, automotive and industrial end markets. In addition to helping customers reach their production goals, we are also ramping near-term capital investment to support longer-term Advanced Solutions growth."
The Company anticipates fiscal year 2026 capital expenditure to increase sequentially from approximately $12 million to approximately $22 million. This incremental investment is expected to significantly expand the Company's production of its Thermo-Compression bonding ("TCB") systems, supporting up to approximately $400 million in annual TCB system sales.
Second Quarter Fiscal 2026 Financial Highlights
•Net revenue of $242.6 million.
•Gross margin of 49.3%.
•Net income of $35.1 million or $0.66 per share; non-GAAP net income of $42.1 million or $0.79 per fully diluted share.
•GAAP cash flow from operations of $10.3 million; Adjusted free cash flow of $6.3 million.
•The Company repurchased a total of 3.0 thousand shares of common stock at a cost of $0.1 million.
Third Quarter Fiscal 2026 Outlook
K&S currently expects net revenue in the third quarter of fiscal 2026 ending July 4, 2026 to be approximately $310 million +/- $20 million, GAAP diluted EPS to be approximately $0.87 +/- 10%, and non-GAAP diluted EPS to be approximately $1.00 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.

Earnings Conference Webcast
A webcast to discuss these results will be held on May 7, 2026, beginning at 8:00 am ET. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13757797.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.
About Kulicke & Soffa
Kulicke & Soffa is a global leader in semiconductor assembly technology, advancing device performance across automotive, compute, industrial, memory and communications markets. Founded on innovation in 1951, K&S is uniquely positioned to overcome increasingly dynamic process challenges – creating and delivering long-term value by aligning technology with opportunity.

Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, failures or delays in completing the Company's cessation of its Electronics Assembly equipment business, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 4, 2025, filed on November 20, 2025, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	April 4, 2026	March 29, 2025	April 4, 2026	March 29, 2025
Net revenue	$242,621	$161,986	$442,246	$328,110
Cost of sales	122,917	121,602	223,587	200,642
Gross profit	119,704	40,384	218,659	127,468
Selling, general and administrative	42,742	48,014	83,501	86,628
Research and development	38,396	37,220	78,772	75,028
Gain relating to cessation of business	—	—	—	(75,987)
Impairment charges	—	39,817	—	39,817
Operating expenses	81,138	125,051	162,273	125,486
Income / (Loss) from operations	38,566	(84,667)	56,386	1,982
Interest income	3,980	5,622	8,739	11,974
Interest expense	(37)	(36)	(77)	(63)
Income / (Loss) before income taxes	42,509	(79,081)	65,048	13,893
Provision for income taxes	7,361	5,438	13,104	16,770
Net income / (loss)	$35,148	$(84,519)	$51,944	$(2,877)

Net income / (loss) per share:
Basic	$0.67	$(1.59)	$0.99	$(0.05)
Diluted	$0.66	$(1.59)	$0.98	$(0.05)
Cash dividends declared per share	$0.205	$0.205	$0.41	$0.41

Weighted average shares outstanding:
Basic	52,327	53,311	52,323	53,551
Diluted	53,121	53,311	52,963	53,551

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	April 4, 2026	October 4, 2025
ASSETS
Current assets
Cash and cash equivalents	$337,864	$215,708
Short-term investments	150,000	295,000
Accounts and other receivable, net	255,610	183,538
Inventories, net	206,294	160,225
Prepaid expenses and other current assets	32,549	47,064
Total current assets	982,317	901,535

Property, plant and equipment, net	57,924	58,993
Operating right-of-use assets	33,921	32,193
Goodwill	69,522	69,522
Intangible assets, net	4,984	5,600
Deferred tax assets	16,144	16,109
Equity investments	7,881	6,978
Investment in debt securities	10,000	10,000
Other assets	3,291	3,412
TOTAL ASSETS	$1,185,984	$1,104,342

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$85,445	$57,178
Operating lease liabilities	6,192	6,178
Accrued expenses and other current liabilities	119,230	97,786
Income taxes payable	22,653	27,029
Total current liabilities	233,520	188,171

Deferred tax liabilities	34,892	35,533
Income taxes payable	17,289	16,580
Operating lease liabilities	33,594	32,372
Other liabilities	9,143	10,195
TOTAL LIABILITIES	$328,438	$282,851

SHAREHOLDERS' EQUITY
Common stock, without par value	627,269	620,043
Treasury stock, at cost	(976,253)	(974,202)
Retained earnings	1,229,990	1,199,500
Accumulated other comprehensive loss	(23,460)	(23,850)
TOTAL SHAREHOLDERS' EQUITY	$857,546	$821,491

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,185,984	$1,104,342

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
(in thousands)	April 4, 2026	March 29, 2025	April 4, 2026	March 29, 2025
Net cash provided by operating activities	$10,271	$79,877	$1,338	$98,779
Net cash provided by/(used in) investing activities	45,368	(38,415)	138,693	43,624
Net cash used in financing activities	(283)	(33,506)	(18,171)	(81,958)
Effect of exchange rate changes on cash and cash equivalents	380	238	296	(1,073)
Changes in cash and cash equivalents	55,736	8,194	122,156	59,372
Cash and cash equivalents, beginning of period	282,128	278,325	215,708	227,147
Cash and cash equivalents, end of period	$337,864	$286,519	$337,864	$286,519

Short-term investments	150,000	295,000	150,000	295,000
Total cash, cash equivalents and short-term investments	$487,864	$581,519	$487,864	$581,519

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	April 4, 2026	March 29, 2025	January 3, 2026
Net revenue	$242,621	$161,986	$199,625
U.S. GAAP income / (loss) from operations	38,566	(84,667)	17,820
U.S. GAAP operating margin	15.9%	(52.3)%	8.9%

Pre-tax non-GAAP items:
Amortization related to intangible assets	307	1,171	308
Restructuring	418	8,806	1,997
Equity-based compensation	6,991	7,493	5,330
Impairment charges	—	39,817	—
Other income – escrow release on sale of subsidiary	—	—	(304)
Non-GAAP income / (loss) from operations	$46,282	$(27,380)	$25,151
Non-GAAP operating margin	19.1%	(16.9)%	12.6%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	April 4, 2026	March 29, 2025	January 3, 2026
Net revenue	$242,621	$161,986	$199,625
U.S. GAAP net income / (loss)	35,148	(84,519)	16,796
U.S. GAAP net margin	14.5%	(52.2)%	8.4%

Non-GAAP adjustments:
Amortization related to intangible assets	307	1,171	308
Restructuring	418	8,806	1,997
Equity-based compensation	6,991	7,493	5,330
Impairment charges	—	39,817	—
Other income – escrow release on sale of subsidiary	—	—	(304)
Net income tax benefit on non-GAAP items	(728)	(639)	(986)
Total non-GAAP adjustments	$6,988	$56,648	$6,345
Non-GAAP net income / (loss)	$42,136	$(27,871)	$23,141
Non-GAAP net margin	17.4%	(17.2)%	11.6%

U.S. GAAP net income / (loss) per share:
Basic	$0.67	$(1.59)	$0.32
Diluted(a)	$0.66	$(1.59)	$0.32

Non-GAAP adjustments per share:(b)
Basic	$0.14	$1.07	$0.12
Diluted	$0.13	$1.07	$0.12

Non-GAAP net income / (loss) per share:
Basic	$0.81	$(0.52)	$0.44
Diluted(c)	$0.79	$(0.52)	$0.44

Weighted average shares outstanding:
Basic	52,327	53,311	52,319
Diluted	53,121	53,311	52,521
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, gain relating to business cessation or disposal, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating Non-GAAP diluted net loss per share because it would be anti-dilutive.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	April 4, 2026	March 29, 2025	January 3, 2026
U.S. GAAP net cash provided by / (used in) operating activities	$10,271	$79,877	$(8,933)
Purchases of property, plant and equipment	(4,077)	(1,954)	(2,676)
Proceeds from sales of property, plant and equipment	74	60	1

Non-GAAP adjusted free cash flow	$6,268	$77,983	$(11,608)

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Third quarter of fiscal 2026 ending July 4, 2026
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$310 million +/- $20 million	—	$310 million +/- $20 million
Operating expenses	$92.4 million +/- 2%	$7.4 million B,C,D	$85.0 million +/- 2%
Diluted EPS(1)	$0.87 +/- 10%	$0.13 A - E	$1.00 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales	0.4
B. Equity-based compensation - Selling, general and administrative and Research and development	6.6
C. Amortization related to intangible assets	0.3
D. Restructuring expenses	0.5
E. Net income tax effect of the above items	(0.7)
(1) GAAP and non-GAAP diluted EPS based on approximately 53.0 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, unannounced restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.